Exhibit 99.1

Joint Filing Agreement

February 6, 2024

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with all other such undersigned, of a statement on Schedule 13G (including amendments, restatements, supplements and/or exhibits thereto) with respect to Common Stock, $0.10 par value per share, of Ebix, Inc..

Ethan Salem 2020 Irrevocable Trust		Zoey Lebowitz 2020 Irrevocable Trust

By:	/s/ Andrew Collins	By:	/s/ Andrew Collins
	Andrew Collins, Attorney-In-Fact		Andrew Collins, Attorney-In-Fact

Lexi Lebowitz 2020 Irrevocable Trust		Emma Salem 2020 Irrevocable Trust

By:	/s/ Andrew Collins	By:	/s/ Andrew Collins
	Andrew Collins, Attorney-In-Fact		Andrew Collins, Attorney-In-Fact

Kora Miri Silverberg 2021 Irrevocable Trust		Isla Silverberg 2020 Irrevocable Trust

By:	/s/ Andrew Collins	By:	/s/ Andrew Collins
	Andrew Collins, Attorney-In-Fact		Andrew Collins, Attorney-In-Fact

Olivia Lebowitz 2020 Irrevocable Trust		Sophie Lebowitz 2020 Irrevocable Trust

By:	/s/ Andrew Collins	By:	/s/ Andrew Collins
	Andrew Collins, Attorney-In-Fact		Andrew Collins, Attorney-In-Fact

Avery Lebowitz 2020 Irrevocable Trust		Taylor Lebowitz 2020 Irrevocable Trust

By:	/s/ Andrew Collins	By:	/s/ Andrew Collins
	Andrew Collins, Attorney-In-Fact		Andrew Collins, Attorney-In-Fact

Steven D. Lebowitz		Andrew Lebowitz

By:	/s/ Andrew Collins	By:	/s/ Andrew Collins
	Andrew Collins, Attorney-In-Fact		Andrew Collins, Attorney-In-Fact

Deborah P. Lebowitz		Ashley Lebowitz

By:	/s/ Andrew Collins	By:	/s/ Andrew Collins
	Andrew Collins, Attorney-In-Fact		Andrew Collins, Attorney-In-Fact

Lauren Lebowitz Salem		The Lebowitz Family Stock, LLC

By:	/s/ Andrew Collins	By:	/s/ Andrew Collins
	Andrew Collins, Attorney-In-Fact		Andrew Collins, Attorney-In-Fact

Robert Lebowitz		Susan Pearlstein

By:	/s/ Andrew Collins	By:	/s/ Andrew Collins
	Andrew Collins, Attorney-In-Fact		Andrew Collins, Attorney-In-Fact

Kathryn Lebowitz Silverberg

By:	/s/ Andrew Collins
Andrew Collins, Attorney-In-Fact